UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 20, 2017

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road, Andover, Massachusetts	1810
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

At the Annual Meeting of Shareholders held on October 18, 2017 (the “2017 Annual Meeting”), Lisa S. Disbrow was elected as a Class I Director for a two-year term ending in 2019 and each of Mark Aslett, Mary Louise Krakauer, and William K. O’Brien was elected as a Class II Director for a three-year term ending in 2020.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The final voting results for the 2017 Annual Meeting are as follows:

1.	Election of I Director:
Lisa S. Disbrow

For:	40,089,894
Withheld:	934,701
Broker Non-Votes:	3,873,822

Election of II Directors:
Mark Aslett

For:	40,090,031
Withheld:	934,564
Broker Non-Votes:	3,873,822

Mary Louise Krakauer

For:	40,089,822
Withheld:	934,773
Broker Non-Votes:	3,873,822

William K. O’Brien

For:	40,068,465
Withheld:	956,130
Broker Non-Votes:	3,873,822

2.	Advisory vote to approve the compensation of the Company’s named executive officers for fiscal year 2017:

For:	40,774,744
Against:	227,771
Abstain:	22,080
Broker Non-Votes:	3,873,822

3.	Advisory vote on the frequency of holding future say-on-pay votes:

One Year:	32,680,826
Two Years:	63,316
Three Years:	8,259,864
Abstain:	20,589
Broker Non-Votes:	3,873,822

4.	Ratification of KPMG LLP as independent registered public accounting firm for the fiscal year ending June 30, 2018:

For:	44,644,834
Against:	244,952
Abstain:	8,631
Broker Non-Votes:	0

Item 8.01     Other Events.
The Company’s Board of Directors held a meeting at which it elected Vincent Vitto as Chairman of the Board and determined the composition of the Board committees for the upcoming year. The Board of Directors formalized the Company’s prior ad hoc M&A Review Committee as the M&A and Finance Committee. The Board of Directors also formed a new Government Relations Committee. The committees of the Board will be constituted as follows:

Audit Committee: William K. O’Brien (Chair), James K. Bass, Lisa S. Disbrow, and Mark S. Newman

Compensation Committee: Michael A. Daniels (Chair), Mary Louise Krakauer, George K. Muellner, and Vincent Vitto

Nominating and Governance Committee: Vincent Vitto (Chair), Michael A. Daniels, and William K. O’Brien

M&A and Finance Committee: George K. Muellner (Chair), Michael A. Daniels, Mark S. Newman, William K. O’Brien, and James K. Bass (Alternate)

Government Relations Committee: Lisa S. Disbrow (Chair), George K. Muellner, Mark S. Newman, and Vincent Vitto

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 20, 2017	MERCURY SYSTEMS, INC.

	By:	/s/ Gerald M. Haines II
Gerald M. Haines II
Executive Vice President, Chief Financial Officer, and Treasurer

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